                              ACCURIDE CORPORATION
                            SUPPLEMENTAL SAVINGS PLAN

               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998)

                              ACCURIDE CORPORATION
                            SUPPLEMENTAL SAVINGS PLAN
                                TABLE OF CONTENTS
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ARTICLE I    PREAMBLE 1.....................................................................................1

ARTICLE II   DEFINITIONS....................................................................................1

    2.1      DEFINITIONS....................................................................................1

    2.2      CONSTRUCTION...................................................................................5

ARTICLE III  ELIGIBILITY....................................................................................5

    3.1      SELECTION OF PARTICIPANTS......................................................................5

    3.2      PARTICIPATION ELECTIONS........................................................................5

    3.3      REVISED ELECTIONS..............................................................................6

    3.4      DISCONTINUANCE OF PARTICIPATION................................................................7

    3.5      ADOPTION BY AFFILIATES.........................................................................7

    3.6      CHANGE IN AFFILIATE STATUS.....................................................................7

    3.7      SPECIAL ARRANGEMENTS...........................................................................7

ARTICLE IV  CONTRIBUTIONS...................................................................................8

    4.1      PARTICIPANT CONTRIBUTIONS......................................................................8

    4.2      MATCHING CONTRIBUTIONS.........................................................................8

    4.3      PROFIT SHARING CONTRIBUTIONS...................................................................9

    4.4      CASH BALANCE CONTRIBUTIONS.....................................................................9

    4.5      CHANGE OF CONTROL CONTRIBUTIONS...............................................................11

ARTICLE V   IN-SERVICE DISTRIBUTIONS AND WITHDRAWALS.......................................................11

    5.1      SPECIAL PURPOSE DEFERRAL CONTRIBUTIONS........................................................11

    5.2      HARDSHIP......................................................................................12

    5.3      ACCELERATION OF BENEFITS......................................................................12

    5.4      LIMITATION ON DISTRIBUTIONS...................................................................13

ARTICLE VI  CREDITING OF CONTRIBUTIONS AND EARNINGS........................................................13

    6.1      TRANSFER TO TRUSTEE; ALLOCATION OF CONTRIBUTIONS..............................................13

    6.2      INVESTMENT EARNINGS OR LOSSES.................................................................14

    6.3      INVESTMENT DIRECTION..........................................................................14

    6.4      FORFEITURES...................................................................................15

ARTICLE VII  VESTING.......................................................................................15

    7.1      VESTING.......................................................................................15

ARTICLE VIII PAYMENT OF BENEFITS...........................................................................16

    8.1      PAYMENT.......................................................................................16

    8.2      METHOD OF PAYMENT.............................................................................17

    8.3      BENEFICIARY DESIGNATIONS......................................................................17

    8.4      LIMITATION ON DISTRIBUTIONS...................................................................17

ARTICLE IX ADMINISTRATION OF THE PLAN......................................................................18

    9.1      ADOPTION OF TRUST.............................................................................18

    9.2      POWERS OF THE PLAN ADMINISTRATOR..............................................................18

    9.3      CREATION OF COMMITTEE.........................................................................18

    9.4      CHAIRMAN AND SECRETARY........................................................................19

    9.5      APPOINTMENT OF AGENTS.........................................................................19

    9.6      MAJORITY VOTE AND EXECUTION OF INSTRUMENTS....................................................19

    9.7      ALLOCATION OF RESPONSIBILITIES................................................................19

    9.8      CONFLICT OF INTEREST..........................................................................19

    9.9      ACTION TAKEN BY COMPANY.......................................................................20

    9.10     DELEGATIONS OF AUTHORITY......................................................................20

    9.11     INDEMNIFICATION...............................................................................20

ARTICLE X  CLAIMS REVIEW PROCEDURE.........................................................................20

    10.1     CLAIMS........................................................................................20

    10.2     APPEALS.......................................................................................21

ARTICLE XI  LIMITATION ON ASSIGNMENT; PAYMENTS TO LEGALLY INCOMPETENT DISTRIBUTEE; CORRECTIONS.............22

    11.1     ANTI-ALIENATION CLAUSE........................................................................22

    11.2     PERMITTED ARRANGEMENTS........................................................................22

    11.3     PAYMENT TO MINOR OR INCOMPETENT...............................................................22


                                      -ii-
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    11.4     UNDERPAYMENT OR OVERPAYMENT OF BENEFITS.......................................................22

ARTICLE XII  AMENDMENT, MERGER AND TERMINATION.............................................................23

    12.1     AMENDMENT.....................................................................................23

    12.2     MERGER OR CONSOLIDATION OF COMPANY............................................................23

    12.3     TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS........................................23

ARTICLE XIII GENERAL PROVISIONS............................................................................24

    13.1     LIMITATION ON PARTICIPANTS' RIGHTS............................................................24

    13.2     STATUS OF PARTICIPANTS AS UNSECURED CREDITORS.................................................24

    13.3     CANCELLATION OR REDUCTION OF ACCOUNTS.........................................................24

    13.4     EXCEPTION TO CONTRIBUTION RULE................................................................24

    13.5     STATUS OF TRUST FUND..........................................................................24

    13.6     FUNDING UPON A CHANGE OF CONTROL..............................................................25

    13.7     UNIFORM ADMINISTRATION........................................................................25

    13.8     HEIRS AND SUCCESSORS..........................................................................25

    13.9     NO LIABILITY FOR ACCELERATION OF PAYMENTS.....................................................25

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                                     -iii-

                              ACCURIDE CORPORATION
                            SUPPLEMENTAL SAVINGS PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1998)

                                   ARTICLE I

                                    PREAMBLE

         Accuride Corporation (the "Company") previously adopted the Accuride Corporation Supplemental Savings Plan (the "Plan"), effective January 1, 1998. The Company now wishes to amend and restate the Plan, as of the Plan's original effective date, to provide for an additional cash balance contribution to the Plan.

         The purpose of this Plan is to provide a select group of management or highly compensated employees of the Company and certain of its affiliates with the opportunity to defer a portion of their compensation and to receive various contributions from their employers. As a result, the Plan shall be considered to be a "top hat plan", exempt from many of the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"). This Plan is not intended to "qualify" for favorable tax treatment pursuant to Section 401(a) of the Internal Revenue Code of 1986 (the "Code") or any successor section or statute.


                                   ARTICLE II

                                   DEFINITIONS

2.1      DEFINITIONS.

         When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not begin a sentence, the word or phrase shall generally be a term defined in this Section 2.1 or in the Preamble. In certain circumstances, capitalized words or phrases will have a special purpose definition in a section of the Plan for use only in the specific section of this Plan. The following words and phrases used in the Plan with the initial letter capitalized shall have the meanings set forth in this
Section 2.1, unless a clearly different meaning is required by the context in which the word or phrase is used:

         (a) "ACCOUNT" OR "ACCOUNTS" means the accounts which may be maintained by the Plan Administrator to reflect the interest of a Participant under the Plan.

         (b) "AFFILIATE" means (1) a corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as is the Company, (2) any other trade or business (whether or not incorporated) controlling, controlled by, or under common control with the Company (within the meaning of Section 414(c) of the Code), and (3) any other corporation, partnership, or other organization which is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) with the Company or which is otherwise required to be aggregated with the Company pursuant to Section 414(o) of the Code.

         (c) "BASE SALARY" means the total regular salary paid by an Employer to a Participant during the Plan Year, determined prior to any deferrals made by the Employee under this Plan, the Savings Plan or a cafeteria plan within the meaning of Code Section 125. "Base Salary" excludes commissions, bonuses, overtime, living or other allowances, contributions by an Employer under this Plan or any other employee benefit plan of the Employer or other extra, incentive, premium, contingent, supplemental, or additional compensation, all as determined and defined by the Plan Administrator in the exercise of its discretion. For purposes of Sections 4.2 and 4.3, only the Base Salary paid to the Participant during the portion of the Plan Year in which the Participant is an "eligible Participant" pursuant to Section 4.2 or Section 4.3, as applicable, will be considered.

         (d) "BENEFICIARY" means the person or trust that a Participant, in his most recent written designation filed with the Plan Administrator, shall have designated to receive his Accounts under the Plan in the event of his death.

         (e)  "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         (f) "CASH BALANCE CONTRIBUTIONS" means the contributions made by an Employer on behalf of a Participant pursuant to Section 4.4.

         (g) "CASH BALANCE CONTRIBUTIONS ACCOUNT" means the Account maintained to record the Cash Balance Contributions, if any, made by an Employer on behalf of a Participant pursuant to Section 4.4.

         (h) "CASH BALANCE PLAN" means the Accuride Cash Balance Pension Plan, as in effect and as amended from time to time.

         (i) "CHANGE OF CONTROL" For purposes of this Plan, a "Change of Control" shall be deemed to have taken place at the time: (1) when any "person" or "group" of persons (as such terms are used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act")), other than the Company or any employee benefit plan sponsored by the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange Act) of 25% or more of the total number of the Company's common shares at the time outstanding; (2) of the approval by the vote of the Company's stockholders holding at least 50% (or such greater percentage as may be required by the Certificate of Incorporation or By-Laws of the Company or by
law) of the voting stock of the Company of any merger, consolidation, sale of assets, liquidation or reorganization in which the Company will not survive as a publicly owned company; or (3) when the individuals who, at the beginning of any period of two years or less, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

         (j) "COMPENSATION" means the sum of a Participant's Base Salary and Incentive Compensation.

         (k) "DEFERRAL CONTRIBUTIONS" means the Regular and Special Purpose Deferral Contributions made by a Participant pursuant to Section 4.1.

         (l) "DEFERRAL CONTRIBUTIONS ACCOUNT" means the Account maintained to record the Deferral Contributions made by a Participant pursuant to Section
4.1. The Deferral Contributions Account shall be divided into as many subaccounts as the Plan Administrator deems necessary to distinguish between the different types of Deferral Contributions and the dates on which they are to be distributed.

         (m) "DISABILITY." For purposes of this Plan, a Participant shall be conclusively presumed to be under Disability only during the period of time that the Participant qualifies to receive, without considering any offsets, long term disability payments under his Employer's Long Term Disability Insurance Plan.

         (n) "DISTRIBUTION DATE" means the date or dates selected by the Participant and agreed to by the Plan Administrator on the form prescribed by the Plan Administrator as the date or dates on which the Participant's Special Purpose Deferral Contributions are to be distributed to the Participant.

         (o) "EARNINGS" shall have the same meaning as provided under the Cash Balance Plan.

         (p) "EMPLOYEE" means any individual classified by his Employer as a common law employee of the Employer. For this purpose, the classification that is relevant is the classification in which such individual is placed by the Employer for purposes of this Plan and the classification of such individual for any other purpose (e.g., employment tax or withholding purposes) shall be irrelevant. If an individual is characterized as a common law employee of the Employer by a governmental agency or court but not by the Employer, such individual shall be treated as an employee who has not been designated for participation in this Plan.

         (q) "EMPLOYER" means the Company and any Affiliate that has adopted this Plan pursuant to Section 3.5.

         (r) "EMPLOYER CONTRIBUTIONS ACCOUNTS" means the Cash Balance Contributions Account, the Profit Sharing Contributions Account and the Matching Contributions Account maintained for a Participant.

         (s) "INCENTIVE COMPENSATION" means the amount awarded to any Participant in any year under the Accuride Corporation Annual Incentive Compensation Plan or under any other incentive or bonus program adopted by his Employer.

         (t) "INVESTMENT FUND" means the investment fund or funds established by the Plan Administrator pursuant to Section 6.3.

         (u) "MATCHING CONTRIBUTIONS" means the contributions made by an Employer on behalf of a Participant or all Participants pursuant to Section 4.2.

         (v) "MATCHING CONTRIBUTIONS ACCOUNT" means the Account maintained to record the Matching Contributions, if any, made by an Employer on a Participant's behalf pursuant to Section 4.2.

         (w) "NORMAL RETIREMENT AGE" shall have the same meaning as provided under the Cash Balance Plan.

         (x) "PARTICIPANT" means any Employee selected for participation pursuant to Section 3.1. Depending on the context, the term Participant also may refer to a current or former Employee who no longer is making contributions to the Plan but who has not received a distribution of all amounts to which he is entitled.

         (y) "PLAN ADMINISTRATOR" means the committee designated by the Company to carry out its responsibilities under the Plan as set forth in
Section 9.3.

         (z) "PLAN YEAR" means the 12 month period beginning on each January 1 and ending on the next following December 31.

         (aa) "PROFIT SHARING CONTRIBUTIONS" means the contributions made by an Employer on behalf of a Participant pursuant to Section 4.3.

         (bb) "PROFIT SHARING CONTRIBUTIONS ACCOUNT" means the Account maintained to record the Profit Sharing Contributions made on behalf of a Participant pursuant to Section 4.3.

         (cc) "REGULAR DEFERRAL CONTRIBUTION" means a Deferral Contribution that may only be distributed following a Participant's termination of employment.

         (dd) "SAVINGS PLAN" means the Accuride Employee Savings Plan, as in effect and amended from time to time.

         (ee) "SPECIAL PURPOSE DEFERRAL CONTRIBUTION" means a Deferral Contribution that will become distributable upon a Distribution Date designated by the Participant on the form prescribed by the Plan Administrator.

         (ff) "TRUST AGREEMENT" means that certain trust agreement established pursuant to the Plan between the Company and the Trustee or any trust agreement hereafter established, the provisions of which are incorporated herein by reference.

         (gg) "TRUSTEE" means the Trustee under the Trust Agreement.

         (hh) "TRUST FUND" means all assets of whatsoever kind or nature held from time to time by the Trustee pursuant to the Trust Agreement, without distinction as to income and principal and without regard to source, (i.e., Employer or Participant contributions, earnings or forfeitures).

         (ii) "VALUATION DATE" means each day on which the New York Stock Exchange is open for trading.

2.2      CONSTRUCTION.

          The masculine gender, where appearing in the Plan, shall include the feminine gender (and vice versa), and the singular shall include the plural, unless the context clearly indicates to the contrary. Headings and subheadings are for the purpose of reference only and are not to be considered in the construction of this Plan. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions shall continue in full force and effect. All of the provisions of this Plan shall be construed and enforced in accordance with the laws of the State of Indiana, to the extent not preempted by ERISA.


                                  ARTICLE III

                                  ELIGIBILITY

3.1      SELECTION OF PARTICIPANTS.

         (a) GENERAL RULE. For purposes of Title I of ERISA, the Plan is intended to be an unfunded plan of deferred compensation covering a select group of management or highly compensated employees. As a result, participation in the Plan shall be limited to Employees who are properly included in one or both of these categories. From such group, the Plan Administrator shall select Employees for participation in the Plan. The Plan Administrator's selections shall be made in its discretion and shall be final and binding for all purposes under this Plan.

         (b) NO WAITING PERIODS. A Participant need not complete any particular period of service in order to be eligible to make Deferral Contributions. In order to receive allocations of Cash Balance Contributions, a Participant must also be eligible to participate in the Cash Balance Plan for that Plan Year, as determined in accordance with the provisions of the Cash Balance Plan. In order to receive allocations of Matching Contributions, a Participant must also be eligible to receive matching contributions under the Savings Plan for that Plan Year, as determined in accordance with the provisions of the Savings Plan. In order to receive allocations of Profit Sharing Contributions, a Participant must also be eligible to receive profit sharing contributions under the Savings Plan for that Plan Year, as determined in accordance with the provisions of the Savings Plan.

         (c) LIMITATION OF PARTICIPATION. The Plan Administrator, in the exercise of its discretion, may exclude an Employee who otherwise meets the requirements of this Section 3.1 from participation in the Plan.

3.2      PARTICIPATION ELECTIONS.

         Each Participant shall make an election to participate in the Plan on such form or forms and at such time as the Plan Administrator shall require. In the election, the Participant shall select the amount or rate of Deferral Contributions to be made for the following Plan Year and shall characterize the Deferral Contributions as either Regular or Special Purpose Deferral Contributions. If Special Purpose Deferral Contributions are being made, the Participant also shall select a Distribution Date or Distribution Dates for such Contributions. If Regular Deferral Contributions are being made, the Participant shall select the manner in which distributions are to be made from the Participant's Accounts and whether distributions are to commence immediately following the Participant's termination of employment or whether they are to be postponed until the later of termination of employment or a specified date. If the Participant elects to make any type of Deferral Contributions, the Participant shall authorize the reduction of the Participant's Compensation in an amount equal to his Deferral Contributions. The election form or forms also may set forth such other information as the Plan Administrator shall require. If a Participant's initial election form is executed and delivered within 30 days of the day on which the Participant is notified that he is eligible to participate in the Plan, the Participant's Deferral Contributions may be determined with reference to Compensation earned on or after the first day of the first full payroll period next following receipt of the election form by the Plan Administrator or as of such other uniform date (not earlier than the first day of the next full payroll period) as may be designated by the Plan Administrator. If the Participant does not execute and deliver an initial election form within the initial 30 day period, the Participant's Deferral Contributions may be determined with reference to Compensation earned on or after the first day of the first payroll period in any later Plan Year if the Participant executes and delivers the appropriate form or forms to the Plan Administrator at least 30 days (or such other period specified by the Plan Administrator pursuant to rules of uniform application) prior to the first day of such Plan Year.

3.3      REVISED ELECTIONS.

           A Participant must file a new election form prior to the beginning of each Plan Year which shall set forth the amount or rate of his Deferral Contributions for the new Plan Year and also shall characterize the Deferral Contributions as either Regular or Special Purpose Deferral Contributions. If Special Purpose Deferral Contributions are being made, the new election form also shall set forth the Distribution Date or Distribution Dates for such Contributions. The new amount or rate of Deferral Contributions will only apply to Deferral Contributions made for the relevant Plan Year and the new form must be filed at least 30 days (or such other period specified by the Plan Administrator pursuant to rules of uniform application) before the first day of such Plan Year. A Participant may change the method of distributions or the timing of the commencement of distributions of Regular Deferral Contributions at any time by filing the appropriate form as prescribed by the Plan Administrator. The new election will be honored only if the appropriate form is filed at least one (1) year prior to the Participant's termination of employment. A Participant may not change the Distribution Date for Special Purpose Deferral Contributions that are made prior to the date on which a new election form is effective. In a new election form, however, the Participant may designate a different or additional Distribution Date for Special Purpose Deferral Contributions to be made in the future.

3.4      DISCONTINUANCE OF PARTICIPATION.

           Once an individual is designated as a Participant, he will continue as such for all future Plan Years unless and until the Plan Administrator specifically acts to discontinue his participation or the Participant's participation is suspended pursuant to Section 5.3(c). The Plan Administrator may discontinue a Participant's participation in the Plan at any time for any or no reason. If a Participant's participation is discontinued, he will no longer be eligible to make Deferral Contributions or to receive Cash Balance, Matching or Profit Sharing Contributions. The Participant will not be entitled to receive a distribution, however, until the occurrence of one of the events listed in Articles V or VIII, unless the Plan Administrator, in the exercise of its discretion, directs that a distribution be made as of an earlier date, in which case the Participant's Accounts shall be distributed on the same basis as if the Participant's employment had been terminated.

3.5      ADOPTION BY AFFILIATES.

           Any Affiliate of the Company may adopt this Plan with the approval of the Plan Administrator. Any Affiliate that permits an Employee to make Deferral Contributions pursuant to Section 4.1 shall be deemed to have adopted this Plan without any further action. At the request of the Plan Administrator, however, the Affiliate shall evidence its adoption of the Plan by an appropriate resolution of its Board of Directors or in such other manner as may be authorized by the Plan Administrator. By adopting this Plan, the Affiliate shall be deemed to have agreed to make the contributions called for by Article IV, agreed to comply with all of the other terms and provisions of this Plan, delegated to the Plan Administrator the power and responsibility to administer this Plan with respect to the Affiliate's Employees, and delegated to the Company the full power to amend or terminate this Plan with respect to the Affiliate's Employees.

3.6      CHANGE IN AFFILIATE STATUS.

           If an Affiliate that has adopted this Plan ceases to be an Affiliate of the Company, that Affiliate shall no longer be an Employer and all Participants employed by that Affiliate on the date the Affiliate ceases to be an Affiliate shall be deemed to have terminated employment on such date.

3.7      SPECIAL ARRANGEMENTS.

           The Company has the discretion to enter into special arrangements with individuals which allow such individuals to receive benefits on some basis other than pursuant to the provision of ARTICLES III, IV and V. All such special arrangements shall be set forth in writing. The remaining provisions of this Plan may apply to any such individual if the Company and the individual so agree; provided, however, that if any provision of this Plan conflicts with a provision included in the written document that describes the special arrangement, the provision of the written document shall control.

                                   ARTICLE IV

                                  CONTRIBUTIONS

4.1      PARTICIPANT CONTRIBUTIONS.

         (a) GENERAL RULE. For any Plan Year, a Participant may elect to defer a portion of the Base Salary or Incentive Compensation otherwise payable to him. Any such deferrals shall be expressed in whole percentages or as a specific dollar amount, as specified in the Participant's election form. Except as otherwise provided in
Section 13.4, amounts deferred shall be transferred by the Company or the appropriate Affiliate to the Trust.

         (b) REGULAR OR SPECIAL PURPOSE DEFERRAL CONTRIBUTIONS. As provided in Sections 3.2 and 3.3, in each election form filed by a Participant, the Participant shall characterize his Deferral Contributions as Regular Deferral Contributions or Special Purpose Deferral Contributions. Pursuant to Article V, Regular Deferral Contributions are only distributable following the Participant's termination of employment. Special Purpose Deferral Contributions become distributable upon the Distribution Date specified by the Participant. Unless the Plan Administrator adopts rules limiting the number of Distribution Dates that a Participant may specify, the Participant may designate any number of Distribution Dates.

         (c) LIMITATIONS ON DEFERRALS. The Plan Administrator may limit a Participant's Deferral Contributions in accordance with such uniform rules as it may adopt from time to time.

         (d) CHANGE IN CONTRIBUTIONS. As provided in Section 3.3, a Participant must file a new election form prior to each new Plan Year to select the amount or rate of Deferral Contributions for the following Plan Year. If a Participant does not file a new election form at such time, no Deferral Contributions will be withheld from the Participant's Compensation during the following Plan Year.

         (e) SUSPENSION OF DEFERRAL CONTRIBUTIONS. A Participant may suspend the Deferral Contributions being made from his Base Salary at any time by so notifying the Plan Administrator in writing and in accordance with such rules of uniform application as the Plan Administrator may adopt from time to time. If a Participant suspends his Deferral Contributions with respect to Base Salary, the Participant may not file a new election form electing to make Deferral Contributions with respect to Base Salary until the December 1 of the year following the year in which such suspension occurred. The Deferral Contributions made pursuant to such new election form may then commence in accordance with the provisions of Section 3.3. A Participant may not suspend the Deferral Contributions being made from his Incentive Compensation.

4.2      MATCHING CONTRIBUTIONS.

           Each Employer shall make a Matching Contribution on behalf of each of its "eligible Participants". For this purpose, a Participant is an "eligible Participant" if (i) the Participant is eligible to receive a matching contribution under the Savings Plan, and (ii) the Participant has made Salary Pre-Tax Deferral Contributions (as such term is defined in the Savings Plan) to the Savings Plan in an amount equal to the lesser of the maximum elective deferrals permitted by Section 402(g) of the Code or any other limitation imposed by the Savings Plan. The Matching Contribution due for each eligible Participant shall equal the difference between (i) 2.5% of the Participant's Base Salary and (ii) the Company matching contribution for such eligible Participant under the Savings Plan. Except as otherwise provided in Section 13.4, the Matching Contributions shall be transmitted to the Trust following the end of the Plan Year for which such

Matching Contributions are due. The Matching Contributions shall be allocated to the Matching Contributions Accounts of the eligible Participants. If a Participant was eligible to receive a matching contribution under the Savings Plan for only a part of a Plan Year, only the Base Salary paid in such part of the Plan Year will be considered for purposes of this Section 4.2.

4.3      PROFIT SHARING CONTRIBUTIONS.

         (a) ELIGIBILITY. For each year in which an Employer makes a "Company Profit Sharing Contribution" (as such term is defined in the Savings Plan) to the Savings Plan, such Employer shall make a Profit Sharing Contribution on behalf of each of its "eligible Participants" to this Plan, subject to the limitations set forth below. For purposes of this Section, a Participant will be considered to be an "eligible Participant" only if (i) the Participant is also a Participant in the Savings Plan, and (ii) the Participant is eligible, generally, to receive a Company Profit Sharing Contribution.

         (b) AMOUNT. The Profit Sharing Contribution to which each eligible Participant is entitled pursuant to Section 4.3(a) shall be equal to: (i) the Participant's "eligible Base Salary" multiplied by the "applicable percentage" for that Plan Year; less (ii) the Company Profit Sharing Contribution allocated to the Participant under the Savings Plan for that Plan Year. For this purpose, the "applicable percentage" is the percentage contributed to the accounts of the participants in the Savings Plan as a Company Profit Sharing Contribution in the Plan Year, as adjusted to reflect all limitations and carryovers called for by Section 3.6 of the Savings Plan (or any modified or replacement section of the Savings Plan). A Participant's "eligible Base Salary" is the Base Salary earned by the Participant for the portion of the Plan Year during which the Participant is eligible to receive a Company Profit Sharing Contribution under the Savings Plan.

         (c) SPECIAL SITUATIONS. The Plan Administrator shall have the discretion to allow a Participant to receive a Profit Sharing Contribution if the Participant otherwise satisfies all requirements for receiving a Company Profit Sharing Contribution under the Savings Plan but does not receive such contribution because the Participant is employed by an Employer that does not make Company Profit Sharing Contributions to the Savings Plan.

4.4      CASH BALANCE CONTRIBUTIONS.

         (a) ELIGIBILITY. An Employer shall make a Cash Balance Contribution to this Plan on behalf of each of its "eligible Participants" as of the last day of each Plan Year, subject to the limitations set forth below. For purposes of this Section, a Participant will be considered to be an "eligible Participant" for a Plan Year only if (i) the Participant is also a Participant in the Cash Balance Plan, and (ii) the Participant is eligible to receive a credit under the Cash Balance Plan for that Plan Year.

         (b) AMOUNT. As of the last day of each Plan Year, each "eligible Participant's" Cash Balance Contributions Account will be credited with an amount equal to the Base Earnings Contribution described in Section 4.4(b)(1), plus the Excess Earnings Contribution described in Section 4.4(b)(2), and minus the Qualified Plan Credit described in Section 4.4(b)(3).

              (1) BASE EARNINGS CONTRIBUTION. The Base Earnings Contribution shall be equal to the "Applicable Percentage" of the eligible Participant's Earnings for the Plan Year, as determined in accordance with the following schedule:

                                                                    APPLICABLE PERCENTAGE
                                  -------------------------------------------------------------------------------
                                                 THOSE EMPLOYEES WHO
                                     WERE PARTICIPANTS IN THE PLAN ON JANUARY 21,
                                   1998, AND, AS OF SUCH DATE, HAD ATTAINED NORMAL
       PARTICIPANT'S AGE             RETIREMENT AGE, HAD ATTAINED AGE 55 WITH TEN
          ON LAST DAY                YEARS OF SERVICE, OR HAD COMPLETED 25 YEARS                  OTHER
         OF PLAN YEAR:                      OF SERVICE REGARDLESS OF AGE:                     PARTICIPANTS:
         -------------                      -----------------------------                     -------------
             20-29                                        2%                                       2%

             30-39                                        3%                                       3%

             40-44                                        4%                                       4%

             45-49                                       8.5%                                      5%

             50-54                                       9.5%                                      6%

             55-59                                      11.5%                                      8%

          60 and over                                   11.5%                                      10%

         For this purpose, a Participant's age will be the Participant's age on the Participant's birthday that falls in the Plan Year. For purposes of this paragraph, the Participant's Earnings for the entire Plan Year will be taken into account even if the Participant first becomes a "Participant" during the Plan Year.

              (2) EXCESS EARNINGS CONTRIBUTION. The Excess Earnings Contribution shall be equal to 2% of the Participant's "excess Earnings." For this purpose, a Participant's "excess Earnings" shall equal the Participant's Earnings for the Plan Year less the Social Security Taxable Wage Base for the calendar year that coincides with the Plan Year.

              (3) QUALIFIED PLAN CREDIT. The Qualified Plan Credit shall be equal to the amount credited to the eligible Participant pursuant to Sections 3.1(b) and (c) of the Cash Balance Plan.

         (c) SPECIAL SITUATIONS. The Plan Administrator shall have the discretion to allow a Participant to receive a Cash Balance Contribution if the Participant otherwise satisfies all requirements for receiving a cash balance credit under the Cash Balance Plan but does not receive such credit because the Participant is employed by an Employer that does not participate in the Cash Balance Plan.


                                   ARTICLE V

                    IN-SERVICE DISTRIBUTIONS AND WITHDRAWALS

5.1      SPECIAL PURPOSE DEFERRAL CONTRIBUTIONS.

         A Participant may designate a Distribution Date for Special Purpose Deferral Contributions in his initial or any subsequent election form. If the Participant makes such an election, the subaccount in the Participant's Deferral Contributions Account that is maintained in order to record the Special Purpose Deferral Contributions that are to be distributed as of that Distribution Date will be distributed to the Participant as of the Distribution Date in one lump sum payment. The Distribution Date election shall apply only to subaccounts attributable to Special Purpose Deferral Contributions and no amounts attributable to Regular Deferral Contributions subaccounts or Employer Contributions Accounts will be distributed pursuant to a Distribution Date election. As a general rule, the death, Disability, or other termination of employment of a Participant shall not have any impact on the timing of the distribution of Special Purpose Deferral Contribution subaccounts, which will be distributed to the Participant (or the Participant's Beneficiary in the case of death) as of the originally selected Distribution Date even though the Participant is no longer employed by an Employer. In the exercise of its discretion, however, the Plan Administrator may order the distribution of all or any of said subaccounts at any time following the Participant's death, Disability or other termination of employment and prior to the designated Distribution Date.

5.2      HARDSHIP.

           In the event of an unforeseeable financial emergency, a Participant may make a written request to the Plan Administrator for a hardship withdrawal from his Deferral Contributions Account or his Employer Contributions Accounts. The maximum hardship withdrawal shall be the balance of the Account or Accounts to which such hardship withdrawal is charged. For purposes of this Plan, an "unforeseeable financial emergency" is defined as a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or a dependent (as such term is defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The granting of a Participant's request for a hardship withdrawal shall be left to the absolute, unfettered discretion of the Plan Administrator and the Plan Administrator may deny such request even if an unforeseeable financial emergency clearly exists. A request for a hardship withdrawal must be made in writing at least 30 days in advance, on a form provided by the Plan Administrator, and must be expressed as a specific dollar amount. The amount of a hardship withdrawal may not exceed the lesser of the amount required to meet the Participant's unforeseeable financial emergency or the maximum withdrawal referred to above. A hardship withdrawal will not be permitted to the extent that the hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, liquidation of the Participant's assets to the extent that such liquidation would not itself cause a severe financial hardship, by the cessation of Deferral Contributions, or by a loan from the Savings Plan.

5.3      ACCELERATION OF BENEFITS.

         (a) GENERAL. A Participant may elect to receive an accelerated withdrawal from his Deferral Contributions Account (but not his Employer Contributions Accounts) by filing an election with the Plan Administrator on such forms as may be prescribed from time to time by the Plan Administrator. If a Participant who is a current Employee makes such an election, except as otherwise provided below, the Participant shall receive a single lump sum payment equal to 90% of the Participant's Deferral Contributions Account balance. If a Participant who is no longer an Employee makes such an election, except as otherwise provided below, the Participant shall receive a single lump sum payment equal to 80% of the Participant's Deferral Contributions Account balance. For purposes of determining the amount to be distributed, the Participant's Deferral Contributions Account shall be valued as of the effective date of the withdrawal. The accelerated withdrawal shall be paid as soon as reasonably possible following the effective date.

         (b) FORFEITURE. A Participant who is a current Employee shall forfeit the remaining 10% of his Deferral Contributions Account as of the day on which the accelerated withdrawal is distributed to the Participant. A participant who is a former Employee shall forfeit the remaining 20% or his Deferral Contributions Account as of the day on which the accelerated withdrawal is distributed to the Participant.

         (c) SUSPENSION OF PARTICIPATION. If a Participant elects to receive an accelerated withdrawal, the Participant's right to make Deferral Contributions shall be suspended for 12 months from the date the accelerated withdrawal is paid to the Participant. Upon expiration of the 12 month suspension period, the Participant shall be permitted to execute a new election form and to begin making Deferral Contributions as of the first day of the first payroll period in any subsequent Plan Year.

5.4      LIMITATION ON DISTRIBUTIONS.

           To the extent that any payment under this Article, when combined with all other payments received during the year that are subject to the limitations on deductibility under Section 162(m) of the Code, exceeds the limitations on deductibility under Section 162(m) of the Code, such payment shall, in the discretion of the Plan Administrator, be deferred to a later calendar year. Such deferred amounts shall be paid in the next succeeding calendar year, provided that such payment, when combined with any other payments subject to the Section 162(m) limitations received during the year, does not exceed the limitations on deductibility under Section 162(m) of the Code.


                                   ARTICLE VI

                     CREDITING OF CONTRIBUTIONS AND EARNINGS

6.1      TRANSFER TO TRUSTEE; ALLOCATION OF CONTRIBUTIONS.

           All Cash Balance Contributions, Deferral Contributions, Profit Sharing Contributions, and Matching Contributions shall be transmitted to the Trustee by the Company and the adopting Affiliates as soon as reasonably practicable. The Cash Balance Contributions, Deferral Contributions, Profit Sharing Contributions and Matching Contributions made on behalf of a Participant shall be credited to the Cash Balance Contributions Account, Deferral Contributions Account, Profit Sharing Contributions Account, or Matching Contributions Account maintained for that Participant. The Plan Administrator shall maintain a separate subaccount within the Deferral Contributions Account to record the Special Purpose Deferral Contributions (and any investment earnings or losses attributable to those Special Purpose Deferral Contributions) that are to be distributed as of each Distribution Date selected by a Participant. The Plan Administrator also may maintain such other subaccounts as it deems necessary or desirable. All payments from an Account between Valuation Dates shall be charged against the Account as of the preceding Valuation Date. The Accounts are bookkeeping accounts only and the Plan Administrator is not in any way obligated to segregate assets for the benefit of any Participant.

6.2      INVESTMENT EARNINGS OR LOSSES.

           As of each Valuation Date, the Plan Administrator will determine the positive or negative earnings for each of the Investment Funds available pursuant to Section 6.3(c). The Plan Administrator then will determine the portion of the "adjusted balance" of each of the Participant's Accounts that is invested in each of the Investment Funds and will allocate the positive or negative earnings to Participant Accounts in proportion to the "adjusted balance" for that Account and that Investment Fund. For this purpose, the "adjusted balance" of an Account will be the balance of the Account as of the preceding Valuation Date less all withdrawals, distributions and other amounts chargeable against the Account pursuant to any other provisions of this Plan since the prior Valuation Date. The earnings adjustments allocated to any Account shall be allocated among the subaccounts of that Account in the same manner.

6.3      INVESTMENT DIRECTION.

         (a) INVESTMENT FUNDS. The Plan Administrator shall designate two or more Investment Funds in which each Participant shall direct the investment of amounts credited to his Accounts. Any of the Investment Funds may be changed from time to time by the Plan Administrator.

         (b)  PARTICIPANT DIRECTIONS.

              (1) GENERAL. Upon becoming a Participant in the Plan, each Participant may direct that all of the amounts attributable to his Accounts be invested in a single Investment Fund or may direct fractional (percentage) increments of his Accounts to be invested in such Investment Fund or Investment Funds as he shall desire, in accordance with such procedures, if any, as may be established by the Plan Administrator. Notwithstanding the foregoing, for purposes of crediting earnings for the 1999 Plan Year, a Participant's Cash Balance Contributions Account will be deemed to have been invested in the default investment designated under Section 6.3(b)(2). As of each Valuation Date, a Participant may change his designations with respect to future contributions and direct transfers among Investment Funds by making an election in accordance with such procedures as may be established by the Plan Administrator. The designation will continue until changed in accordance with such procedures.

              (2) DEFAULT SELECTION. In the absence of any designation, a Participant will be deemed to have directed the investment of all of his Accounts in the Investment Fund that is most equivalent to the default investment fund in effect for purposes of the Savings Plan (currently, the American Century Strategic Allocation: Conservative).

              (3) IMPACT OF ELECTION. The Participant's selection of Investment Funds shall serve only as a measurement of the value of the Accounts of said Participant pursuant to Section 6.2 and Section 6.3(c) and the Plan Administrator and the Trustee are not required to invest a Participant's Accounts in accordance with the Participant's selections.

         (c) RATE OF RETURN. As soon as possible after each Valuation Date, the Plan Administrator shall determine the rate of return, positive or negative, experienced on each of the Investment Funds. The rate of return determined by the Plan Administrator in good faith and in its discretion pursuant to this Section shall be binding and conclusive on the Participant, the Participant's Beneficiary and all parties claiming through them. The Plan Administrator may delegate the responsibility for calculating the rate of return and the calculation and allocation of the investment earnings adjustments to the Accounts to a third party.

         (d) CHARGES. In the exercise of its discretion, the Plan Administrator may charge one or more of the Participant's Accounts for the reasonable expenses of carrying out investment instructions directly related to the Accounts, as the Plan Administrator deems appropriate.

6.4      FORFEITURES.

           The amount forfeited pursuant to Sections 5.3 and 8.1(c) shall reduce the amounts that the Company would otherwise contribute to the Plan pursuant to Sections 4.2, 4.3 and 4.4.

                                  ARTICLE VII

                                     VESTING

7.1      VESTING.

           Subject to Section 13.3, a Participant shall have a fully vested and nonforfeitable interest in his Deferral Contributions Account, Matching Contributions Account, and Profit Sharing Contributions Account at all times. Subject to Section 13.3, a Participant who has completed five "Years of Service" (as such term is defined in the Cash Balance Plan) shall have a fully vested nonforfeitable interest in his Cash Balance Contributions Account. The Cash Balance Contributions Account of a Participant who is credited with less than five Years of Service for purposes of the Cash Balance Plan on the date of his termination of employment with the Company and all Affiliates shall be forfeited. Notwithstanding the foregoing sentence, in the event of a Change of Control, the Cash Balance Contributions Accounts of all Participants shall be fully vested and nonforfeitable. In addition, the Plan Administrator, in its sole and absolute discretion, may credit a Participant with such additional service as may be necessary to achieve full vesting of the Participant's Cash Balance Contributions Account.

                                  ARTICLE VIII

                               PAYMENT OF BENEFITS

8.1      PAYMENT.

         (a) TIMING. With the exception of the distribution or withdrawal of amounts pursuant to Article V and the distribution of amounts pursuant to
Section 8.1(b), no distributions will be made to a Participant prior to the Participant's death or termination of employment with the Company and all Affiliates. Subject to the provisions of Section 5.1, which deals with the distribution of the Special Purpose Deferral Contributions subaccounts in a Participant's Deferral Contributions Account, following the Participant's death or termination of employment, distributions normally will be made as soon as possible and in any event shall commence within 60 days following the end of the Plan Year in which the Participant dies or terminates employment. As provided in Section 3.2 and Section 3.3, a Participant may elect in his initial or any revised election form to defer the receipt of distributions until the later of termination of employment or a specified date. If such an election has been made (and, if the election was made in a revised election form, the election form has been in effect for the requisite period of time provided in
Section 3.3), distributions to the Participant (or the Participant's Beneficiary in the case of death) shall be postponed to the extent necessary to honor such election.

         (b) AMOUNT. When the Participant is eligible to receive a distribution pursuant to Section 8.1(a), he shall be entitled to a distribution (in the form provided in accordance with

Section 8.2) of the amounts credited to his Deferral Contributions Account, his Matching Contributions Account, his Profit Sharing Contributions Account, and, if vested pursuant to Section 7.1, his Cash Balance Contributions Account.

         (c) FORFEITURE. If a Participant's Cash Balance Contributions Account is not vested pursuant to Section 7.1 at the time the Participant is eligible to receive a distribution pursuant to Section 8.1(a), his Cash Balance Contributions Account shall be forfeited.

         (d) SPECIAL PAYMENT PROVISIONS APPLICABLE ON SALE OF AFFILIATE. A Participant who is employed by an Affiliate as of the date that the Affiliate ceases to be an Affiliate for purposes of this Plan shall receive a distribution of his or her accounts as soon as possible following such date, regardless of any prior election made by the Participant to defer the receipt of benefits pursuant to Section 3.2 and Section 3.3.

8.2      METHOD OF PAYMENT.

           Any payments from a Participant's Accounts shall be made either in a lump sum in cash, or in cash payments in substantially equal annual installments over a period certain not exceeding 10 years, such method of payment to be elected by the Participant in his initial election form or in any revised election form that has been in effect for the requisite period of time specified in Section 3.3. If installment payments are made, the provisions of Sections 6.2 and 6.3 shall continue to apply to the unpaid balance. Unless a Participant has affirmatively elected to receive payments in installments over a period of 10 years or less, the Participant's Accounts shall be distributed in one lump sum. If a Participant is married at the time an election form or a revised election form is filed, an election to receive payments in other than a lump sum shall be ineffective unless the Participant's spouse consents to such election on a form prescribed by or acceptable to the Plan Administrator for that purpose.

8.3      BENEFICIARY DESIGNATIONS.

           In the event of the death of the Participant, the Participant's interest in his Accounts shall be paid to the Participant's Beneficiary. Each Participant shall have the right to designate, on forms supplied by and delivered to the Plan Administrator, a Beneficiary or Beneficiaries to receive his benefits hereunder in the event of the Participant's death. If the Participant is married at the time the Beneficiary Designation is filed, the designation will be ineffective unless the designation names the spouse as the Beneficiary of at least 50% of the Participant's Accounts or the Participant's spouse consents to the designation. If a Participant marries after a Beneficiary Designation is filed, the designation will no longer be effective. Subject to the spousal consent requirements noted above, each Participant may change his Beneficiary designation from time to time in the manner described above. Upon receipt of such designation by the Plan Administrator, such designation or change of designation shall become effective as of the date of the notice, whether or not the Participant is living at the time the notice is received. There shall be no liability on the part of the Employer, the Plan Administrator or the Trustee with respect to any payment authorized by the Plan Administrator in accordance with the most recent valid Beneficiary designation of the Participant in its possession before receipt of a more recent and valid Beneficiary designation. If no designated Beneficiary is living when benefits become payable, or if there is no validly designated Beneficiary, the Beneficiary shall be the Participant's estate. If the designated Beneficiary dies after the payment of benefits begin, then the Beneficiary for the remainder of the benefits payable shall be the estate of the Beneficiary.

8.4      LIMITATION ON DISTRIBUTIONS.

           Distributions made under this Article shall be subject to the same limitations set forth in Section 5.4 of the Plan.

                                   ARTICLE IX

                           ADMINISTRATION OF THE PLAN

9.1      ADOPTION OF TRUST.

           The Company shall enter into a Trust Agreement with the Trustee, which Trust Agreement shall form a part of this Plan and is hereby incorporated herein by reference.

9.2      POWERS OF THE PLAN ADMINISTRATOR.

         (a) GENERAL POWERS OF PLAN ADMINISTRATOR. The Plan Administrator shall have the power and discretion to perform the administrative duties described in this Plan or required for proper administration of the Plan and shall have all powers necessary to enable it to properly carry out such duties. Without limiting the generality of the foregoing, the Plan Administrator shall have the power and discretion to construe and interpret this Plan, to hear and resolve claims relating to the Plan and to decide all questions and disputes arising under the Plan. The Plan Administrator shall determine, in its discretion, the service credited to the Participants, the status and rights of a Participant, and the identity of the Beneficiary or Beneficiaries entitled to receive any benefits payable on account of the death of a Participant.

         (b) PARTICIPATION. The Plan Administrator also shall have the discretion to exclude employees from participation in the Plan and to discontinue a Participant's participation in the Plan.

         (c) DISTRIBUTIONS. All benefit disbursements by the Trustee shall be made upon the instructions of the Plan Administrator.

         (d) DECISIONS CONCLUSIVE. The decisions of the Plan Administrator upon all matters within the scope of its authority shall be binding and conclusive upon all persons.

         (e) REPORTING. The Plan Administrator shall file all reports and forms lawfully required to be filed by the Plan Administrator and shall distribute any forms, reports or statements to be distributed to Participants and others.

         (f) INVESTMENTS. The Plan Administrator shall keep itself advised with respect to the investment of the Trust Fund.

         (g) ELECTRONIC ADMINISTRATION. The Plan Administrator shall have the authority to employ alternative means (including, but not limited to, electronic, internet, intranet, voice response, or telephonic) by which Participants may submit their elections and forms required for participation in, and the administration of, this Plan.

9.3      CREATION OF COMMITTEE.

           A committee shall perform the Company's duties as Plan Administrator. The committee shall consist of at least two members, and they shall hold office during the pleasure of the Board of Directors. Unless and until the Company appoints other individuals to serve on this committee, the committee members shall be the members of the Company's Benefits Administration Committee as they may change from time to time. The committee members shall serve without compensation but shall be reimbursed for all expenses by the Company. The committee shall conduct itself in accordance with the provisions of this Section
9. The members of the committee may resign with 30 days notice in writing to the Company and may be removed immediately at any time by written notice from the Company.

9.4      CHAIRMAN AND SECRETARY.

           The committee shall elect a chairman from among its members and shall select a secretary who is not required to be a member of the committee and who may be authorized to execute any document or documents on behalf of the committee. The secretary of the committee or his designee shall record all acts and determinations of the committee and shall preserve and retain custody of all such records, together with such other documents as may be necessary for the administration of this Plan or as may be required by law.

9.5      APPOINTMENT OF AGENTS.

           The committee may appoint such other agents, who need not be members of the committee, as it may deem necessary for the effective performance of its duties, whether ministerial or discretionary, as the committee may deem expedient or appropriate. The compensation of any agents who are not employees of the Company shall be fixed by the committee within any limitations set by the Board of Directors.

9.6      MAJORITY VOTE AND EXECUTION OF INSTRUMENTS.

           In all matters, questions and decisions, the action of the committee shall be determined by a majority vote of its members. They may meet informally (which may include attendance by conference call) or take any ordinary action without the necessity of meeting as a group. All instruments executed by the committee shall be executed by a majority of its members or by any member of the committee designated to act on its behalf. The committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs.

9.7      ALLOCATION OF RESPONSIBILITIES.

           The committee may allocate responsibilities among its members or designate other persons to act on its behalf. Any allocation or designation, however, must be set forth in writing and must be retained in the permanent records of the committee.

9.8      CONFLICT OF INTEREST.

           No member of the committee who is a Participant shall take any part in any action in connection with his participation as an individual. Such action shall be voted or decided by the remaining members of the committee.



9.9      ACTION TAKEN BY COMPANY.

           Any action to be taken by the Company shall be taken by resolution adopted by the Board of Directors; provided, however, that by resolution the Board of Directors may delegate to any committee of the Board, any committee of officers or other employees, or any officer of the Company the authority to take any actions hereunder.

9.10     DELEGATIONS OF AUTHORITY.

           All delegations of responsibility set forth in this document regarding the determination of benefits and the interpretation of the terms of the Plan confer discretionary authority upon the Plan Administrator; provided, however, that the Plan Administrator shall not retain any such discretionary authority after a Change of Control occurs.

9.11     INDEMNIFICATION.

           To the extent permitted by law, the Company shall and does hereby jointly and severally indemnify and agree to hold harmless the employees, officers and directors of it and its Affiliates who serve in fiduciary or other capacities with respect to the Plan from all loss, damage, or liability, joint or several, including payment of expenses in connection with defense against any such claim, for their acts, omissions and conduct, and for the acts, omissions or conduct of their duly appointed agents, which acts, omissions or conduct constitute or are alleged to constitute a breach of such individual's fiduciary or other responsibilities under the Act or any other law, except for those acts, omissions, or conduct resulting from his own willful misconduct, willful failure to act, or gross negligence; provided, however, that if any party would otherwise be entitled to indemnification hereunder in respect of any liability and such party shall be insured against loss as a result of such liability by any insurance contract or contracts, such party shall be entitled to indemnification hereunder only to the extent by which the amount of such liability shall exceed the amount thereof payable under such insurance contract or contracts.

                                   ARTICLE X

                             CLAIMS REVIEW PROCEDURE

10.1     CLAIMS.

         (a) FILING OF CLAIM. A Participant or Beneficiary entitled to benefits need not file a written claim to receive benefits. If a Participant, Beneficiary or any other person is dissatisfied with the determination of his benefits, eligibility, participation or any other right or interest under this Plan, such person may file a written statement setting forth the basis of the claim with the Plan Administrator in a manner prescribed by the Plan Administrator. In connection with the determination of a claim, or in connection with review of a denied claim, the claimant may examine this Plan and any other pertinent documents generally available to Participants relating to the claim and may submit comments in writing.

         (b) NOTICE OF DECISION. A written notice of the disposition of any such claim shall be furnished to the claimant within 60 days after the claim is filed with the Plan Administrator, provided that the Plan Administrator may have an additional period to decide the claim if it advises the claimant in writing of the need for an extension and the date on which it expects to decide the claim. The notice of disposition of a claim shall refer, if appropriate, to pertinent provisions of this Plan, shall set forth in writing the reasons for denial of the claim if the claim is denied (including references to any pertinent provisions of this Plan), and where appropriate shall explain how the claimant can perfect the claim.

10.2     APPEALS.

         (a) REVIEW. If the claim is denied, in whole or in part, the claimant shall also be notified in writing that a review procedure is available. Thereafter, within 90 days after receiving the written notice of the Plan Administrator's disposition of the claim, the claimant may request in writing, and shall be entitled to, a review meeting with the Plan Administrator to present reasons why the claim should be allowed. The claimant shall be entitled to be represented by counsel at the review meeting. The claimant also may submit a written statement of his claim and the reasons for granting the claim. Such statement may be submitted in addition to, or in lieu of, the review meeting with the Plan Administrator. The Plan Administrator shall have the right to request and receive from a claimant such additional information, documents or other evidence as the Plan Administrator may reasonably require. If the claimant does not request a review meeting within 90 days after receiving written notice of the Plan Administrator's disposition of the claim, the claimant shall be deemed to have accepted the Plan Administrator's written disposition, unless the claimant shall have been physically or mentally incapacitated so as to be unable to request review within the 90 day period.

         (b) DECISION FOLLOWING REVIEW. A decision on review shall be rendered in writing by the Plan Administrator ordinarily not later than 60 days after review, and a written copy of such decision shall be delivered to the claimant. If special circumstances require an extension of the ordinary period, the Plan Administrator shall so notify the claimant. In any event, if a claim is not determined within 120 days after submission for review, it shall be deemed to be denied.

         (c) DECISIONS FINAL; PROCEDURES MANDATORY. To the extent permitted by law, a decision on review by the Plan Administrator shall be binding and conclusive upon all persons whomsoever. To the extent permitted by law, completion of the claims procedures described in this Section shall be a mandatory precondition that must be complied with prior to commencement of a legal or equitable action in connection with the Plan by a person claiming rights under the Plan or by another person claiming rights through such a person. The Plan Administrator may, in its sole discretion, waive these procedures as a mandatory precondition to such an action.

                                   ARTICLE XI

            LIMITATION ON ASSIGNMENT; PAYMENTS TO LEGALLY INCOMPETENT
                            DISTRIBUTEE; CORRECTIONS

11.1     ANTI-ALIENATION CLAUSE.

           No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of the same shall be void. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for or against any person, except to the extent as may be required by law.

11.2     PERMITTED ARRANGEMENTS.

           Section 11.1 shall not preclude arrangements for the withholding of taxes from benefit payments, arrangements for the recovery of benefit overpayments, or arrangements for direct deposit of benefit payments to an account in a bank, savings and loan association or credit union (provided that such arrangement is not part of an arrangement constituting an assignment or alienation).

11.3     PAYMENT TO MINOR OR INCOMPETENT.

           Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined by the Plan Administrator to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of the minor or incompetent, or to cause the same to be paid to the minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of the minor or incompetent if one has been appointed or to cause the same to be used for the benefit of the minor or incompetent.

11.4     UNDERPAYMENT OR OVERPAYMENT OF BENEFITS.

           In the event that, through mistake or computational error, benefits are underpaid or overpaid, there shall be no liability for any more than the correct amount of benefits under the Plan. Overpayments may be deducted from future payments under the Plan, and underpayment may be added to future payments under the Plan. In lieu of receiving reduced benefits under the Plan, a Participant or Beneficiary may elect to make a lump sum repayment of any overpayment.


                                  ARTICLE XII

                        AMENDMENT, MERGER AND TERMINATION

12.1     AMENDMENT.

           The Company shall have the right at any time, by an instrument in writing duly executed, acknowledged and delivered to the Plan Administrator, to modify, alter or amend this Plan, in whole or in part, prospectively or retroactively; provided, however, that the duties and liabilities of the Plan Administrator and the Trustee hereunder shall not be substantially increased without its written consent; and provided further that the amendment shall not reduce any Participant's interest in the Plan, calculated as of the date on which the amendment is adopted. The agreements referred to in Section 13.3(a) and the offsets referred to in Section 13.3(b) shall not be deemed to violate the last clause of the preceding sentence.

12.2     MERGER OR CONSOLIDATION OF COMPANY.

           The Plan shall not be automatically terminated by the Company's acquisition by or merger into any other employer, but the Plan shall be continued after such acquisition or merger if the successor employer elects and agrees to continue the Plan. All rights to amend, modify, suspend, or terminate the Plan shall be transferred to the successor employer, effective as of the date of the merger. If an Employer other than the Company is acquired by or merged into any organization other than an Affiliate, the Plan shall be terminated as to the acquired Employer unless the Company and the acquiror agree otherwise in writing.

12.3     TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS.

         It is the expectation of the Company and each of the Employers that this Plan and the payment of contributions hereunder will be continued indefinitely. However, continuance of the Plan is not assumed as a contractual obligation of the Company or any other Employer, and the right is reserved at any time to terminate this Plan or to reduce, temporarily suspend or discontinue contributions hereunder. If the Plan is terminated or contributions are reduced, temporarily suspended, or discontinued with respect to all Employers or any one or more Employers, the Accounts of the affected Participants will continue to be held pursuant to the Plan until the date or dates on which such Accounts would have become distributable had the Plan not been terminated or had contributions not been reduced, temporarily suspended, or discontinued. In the exercise of its discretion, however, the Plan Administrator may direct that the Accounts of any Participant affected by the termination of the Plan as to all Employers or a particular Employer, or the reduction, temporary suspension, or discontinuance of contributions, be distributed as of an earlier date or dates.


                                  ARTICLE XIII

                               GENERAL PROVISIONS

13.1     LIMITATION ON PARTICIPANTS' RIGHTS.

           Participation in the Plan shall not give any Participant the right to be retained in the employ of the Company or any Affiliate or any right or interest in the Trust Fund other than as herein provided. The Company and each Affiliate reserves the right to dismiss any Participant without any liability for any claim either against the Trust Fund, except to the extent herein provided, or against the Company, or Affiliate.

13.2     STATUS OF PARTICIPANTS AS UNSECURED CREDITORS.

           Each Participant is an unsecured creditor of the Company or the Affiliate that employs the Participant and, except for the Deferral Contributions, Cash Balance Contributions, and Profit Sharing Contributions or Matching Contributions placed in the Trust Fund as provided in this Plan, no assets of the Company or any Affiliate will be segregated from the general assets of the Company or any Affiliate for the payment of benefits under this Plan. If the Company or any Affiliate acquires any insurance policies or other investments to assist it in meeting its obligations to Participants, those policies or other investments will nonetheless remain part of the general assets of the Company or Affiliate.

13.3     CANCELLATION OR REDUCTION OF ACCOUNTS.

           An Employer and one of its Participants may agree from time to time to reduce (but not below zero) the amount credited to the Participant's Account under this Plan. Any such agreement must be in writing, must be signed by the Participant and the Employer, shall relate only to amounts credited to the Participant's Account and shall not circumvent the provisions of Sections 3.3, 8.1, or 8.2 regarding the timing or manner of distributions from this Plan.

13.4     EXCEPTION TO CONTRIBUTION RULE.

           Neither the Company nor any other Employer shall have any obligation to transfer Deferral Contributions made by the Participants, Cash Balance, Matching or Profit Sharing Contributions due from the Company or such Employer, or any other amounts to the Trust Fund, if and so long as the assets of the Trust Fund exceed the aggregate Account Balances of all Participants. The provisions of this Section 13.4 supersede the provisions of Sections 4.1, 4.2, 4.3, or any other provision of this Plan that purports to require the Company or any other Employer to transfer amounts to the Trust Fund.

13.5     STATUS OF TRUST FUND.

           The Trust Fund is being established to assist the Company and the adopting Affiliates in meeting their obligations to the Participants and to provide the Participants with a measure of protection in certain limited instances. In certain circumstances described in the Trust Agreement, the assets of the Trust Fund may be used for the benefit of the Company's or an Affiliate's creditors and, as a result, the Trust Fund is considered to be part of the Company's and adopting Affiliate's general assets. Benefit payments due under this Plan shall either be paid from the Trust Fund or from the Company's or Affiliate's general assets as directed by the Plan Administrator. Despite the establishment of the Trust Fund, it is intended that the Plan be considered to be "unfunded" for purposes of the Act and the Code.

13.6     FUNDING UPON A CHANGE OF CONTROL.

           Prior to the day on which a Change of Control occurs, if for any reason the assets of the Trust Fund are less than the aggregate Account Balances of all Participants, the Company shall transfer an amount equal to the deficiency to the Trustee of the Trust. If it is discovered at any time that the amount initially transferred is less than the total amount called for by the preceding sentence, the shortfall shall be transferred to the Trustee immediately upon the discovery of such error.

13.7     UNIFORM ADMINISTRATION.

           Whenever in the administration of the Plan any action is required by the Plan Administrator, such action shall be uniform in nature as applied to all persons similarly situated.

13.8     HEIRS AND SUCCESSORS.

           All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder, and their heirs and legal representatives.

13.9     NO LIABILITY FOR ACCELERATION OF PAYMENTS.

           Under the Plan, Participants are allowed, to a certain extent, to designate the dates on which distributions are to be made to them. The Plan Administrator, however, also has the right, in the exercise of its discretion, to accelerate payments. By accepting the benefits offered by the Plan, each Participant (and each Beneficiary claiming through a Participant) acknowledges that the Plan Administrator may override the Participant's elections and agrees that neither the Participant nor any Beneficiary shall have any claim against the Plan Administrator, the Trustee, or any Employer if distributions are made earlier than anticipated by the Participant due to the Plan Administrator's exercise of its discretion to accelerate payments.

           To signify its adoption of this restated Plan document, the Company has caused this restatement of the Plan to be executed by a duly authorized officer of the Company on this _____ day of _________, 1999.

                                      ACCURIDE CORPORATION



                                        By_________________________________

                                        Its________________________________